UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	May 10, 2018

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th AVENUE, SAN DIEGO, CALIFORNIA	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

FORM 8-K
Item 5.07  Submission of Matters to a Vote of Security Holders.
The 2018 Annual Shareholders Meeting of Sempra Energy (the “Company”) was held on May 10, 2018. At the Annual Shareholders Meeting, shareholders:

(1)	elected for the ensuing year all fourteen of the director nominees listed below;
(2)	ratified the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2018;
(3)	adopted by a majority of votes cast the advisory approval of the Company's executive compensation as reported in the Company's proxy statement for the Annual Shareholders Meeting; and

(4)	rejected a shareholder proposal on enhanced shareholder proxy access.
Below are the final voting results.
Proposal 1: Election of Directors

Nominees	Votes For	% of Votes Cast	Votes Against	% of Votes Cast	Abstentions	Broker Non-Votes
Alan L. Boeckmann	217,561,210	98.99%	2,225,909	1.01%	327,402	23,552,220
Kathleen L. Brown	218,922,115	99.62%	833,260	0.38%	359,146	23,552,220
Andrés Conesa	219,342,288	99.80%	444,500	0.20%	327,733	23,552,220
Maria Contreras-Sweet	219,278,380	99.77%	494,778	0.23%	341,363	23,552,220
Pablo A. Ferrero	219,240,768	99.76%	526,490	0.24%	347,263	23,552,220
William D. Jones	214,837,478	97.75%	4,943,968	2.25%	333,075	23,552,220
Jeffrey W. Martin	219,294,294	99.78%	479,599	0.22%	340,628	23,552,220
Bethany J. Mayer	219,339,305	99.80%	440,163	0.20%	335,053	23,552,220
William G. Ouchi	215,951,249	98.26%	3,819,949	1.74%	343,323	23,552,220
Debra L. Reed	217,452,574	98.93%	2,349,289	1.07%	312,658	23,552,220
William C. Rusnack	214,154,910	97.45%	5,612,183	2.55%	347,428	23,552,220
Lynn Schenk	217,298,367	98.88%	2,459,306	1.12%	356,848	23,552,220
Jack T. Taylor	219,283,419	99.80%	445,008	0.20%	386,094	23,552,220
James C. Yardley	219,143,819	99.73%	585,127	0.27%	385,575	23,552,220
Proposal 2: Ratification of Independent Registered Public Accounting Firm

	Votes	% of Votes Cast
Votes For	239,214,409	98.32%
Votes Against	4,083,657	1.68%
Abstentions	368,675	--

Proposal 3: Advisory Approval of our Executive Compensation

	Votes	% of Votes Cast
Votes For	212,424,148	96.88%
Votes Against	6,849,290	3.12%
Abstentions	841,083	--
Broker Non-Votes	23,552,220	--

Proposal 4: Shareholder Proposal On Enhanced Shareholder Proxy Access

	Votes	% of Votes Cast
Votes For	43,383,495	19.82%
Votes Against	175,532,614	80.18%
Abstentions	1,198,412	--
Broker Non-Votes	23,552,220	--

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: May 11, 2018	By: /s/ Peter R. Wall
Peter R. Wall Vice President, Controller and Chief Accounting Officer